Exhibit 99(l)

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the caption “Independent Registered Public Accounting Firm” in the Prospectus and in the Statement of Additional Information, each dated April 29, 2022, and each included in this Post-Effective Amendment No. 40 to the Registration Statement (Form N-4 No. 333-19725), and Amendment No. 99 to the Registration Statement (Form N-4 No. 811-08017) of Annuity Investors Variable Account B (the “Registration Statement”).

We also consent to the use of our reports (1) dated May 14, 2021, with respect to the statutory-basis financial statements of Annuity Investors Life Insurance Company and (2) dated April 26, 2021, with respect to the financial statements of each of the subaccounts within Annuity Investors Variable Account B, for the period ended December 31, 2020, included in this Registration Statement, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

Cincinnati, Ohio

April 29, 2022

Consent of Independent Registered Public Accounting Firm

We consent to the use of our report dated April 20, 2022, with respect to the financial statements of the sub-accounts, which comprise Annuity Investors Variable Account B, and the related notes, including the financial highlights (collectively, the financial statements), included herein, and to the reference to our firm under the heading “Independent Registered Public Accounting Firm” in the Statement of Additional Information which is part of the Registration Statement on Form N-4 (File No. 333-19725).

/s/ KPMG LLP

Columbus, Ohio

April 29, 2022

Consent of Independent Registered Public Accounting Firm

We consent to the use of our report dated April 25, 2022, with respect to the statutory financial statements and financial statement schedules of Annuity Investors Life Insurance Company, included herein, and to the reference to our firm under the heading “Independent Registered Public Accounting Firm” in the Statement of Additional Information which is part of the Registration Statement on Form N-4 (File No. 333-19725).

/s/KPMG LLP

Columbus, Ohio

April 29, 2022